Exhibit 99.1 ® Corporate Overview July 2023

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, potential, predict, project, should, target, will, or would or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements include, without limitation, statements regarding our expectations, strategies, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: the potential efficacy and safety of VRDN-001, VRDN-002, and VRDN-003 for the treatment of Thyroid Eye Disease (TED), the relationship between the results from the positive data from the ongoing Phase 1/2 clinical trial of VRDN-001 in patients with chronic TED and the results of ongoing or future clinical trials; the timing, progress and plans for our ongoing or future research, pre-clinical and clinical development programs; trial protocols for ongoing clinical trials; expectations regarding the timing for data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates, including VRDN-001, VRDN-002, and VRDN-003; manufacturing risks; our ability to develop a subcutaneous formulation (SC); our plan regarding a lead SC program candidate; our expectations regarding a pen device supply partnership; competition from other therapies or products; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; our financial position and its projected cash runway; our future operating results and financial performance; the clinical utility of our therapeutic candidates and our intellectual property position; the timing of pre-clinical and clinical trial activities and reporting results from same, including those risks set forth under the caption Risk Factors in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 10, 2023 and other subsequent disclosure documents filed with the SEC. The forward- looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Who we are Our mission: Developing best-in-class medicines for patients with serious and rare diseases • Founded in 2020 • Headquartered in Waltham, MA • 100+ employees 1 • ~$1.4 billion market capitalization 2 • Q1 2023 cash of ~$373.9 million , cash runway into 2H:25 • Initial focus on thyroid eye disease 1. Market capitalization is based on 58.5M shares of common stock outstanding on an as-converted basis and closing stock price of $23.79 on 6/30/2023, 3 3 2. Cash, cash equivalents, and short-term investments balance as of 3/31/2023

Our approach is to leverage core expertise in antibody discovery and engineering • Identify a unique market opportunity • Determine potential key areas of First market entrant differentiation establishes significant opportunity for second • Discover and engineer potential best-in- entrant strategy class antibodies for development • Rapidly advance program to patients 4 4

Viridian development pipeline PRECLINCAL PHASE 1 PHASE 2 PHASE 3 Thyroid Eye Disease (TED) VRDN-001 IV THRIVE Phase 3 Active TED Ongoing Phase 1/2 Active + Chronic TED THRIVE-2 Phase 3 planned Chronic TED Phase 1 ongoing VRDN-001 SC Phase 1 ongoing VRDN-002 SC Phase 1 planned VRDN-003 SC Autoimmune & Rare Diseases Rare Disease VRDN-004 Autoimmune VRDN-005 Autoimmune VRDN-006 5 VRDN-001, -002, -003, -004, -005, and -006 are investigational therapies that are not approved for any use in any country.

Thyroid Eye Disease (TED) 6

TED overview

- Autoantibodies trigger IGF-1R/TSHR pathway[1]
- Progressive disease consisting of an initial active phase, followed by a transition to a secondary chronic phase[2]
- Main signs include proptosis (eye bulging), redness, swelling, diplopia (double vision), and lid retraction[3]
- Severe cases can cause sight-threatening optic nerve compression[4]
- Impacts more women than men, ~5 : 1 ratio[5]

Normal Eye Anatomy


Optic Nerve

Thyroid Eye Disease (TED)


Bulging Eyes
Enlargement of extraocular muscles

1. George A et al. Front. Endocrinol. 11:629925 (2021); R. S. Bahn. The New England Journal of Medicine 2010 Vol. 362 Issue 8 Pages 726-738 2. Bothun et al. Clinical Ophthalmology 2009:3 543–551. 3 Bartley GB et al. Am J Ophthalmol 1996;121:284-90. 4. Smith TJ et al. N Engl J Med. 2016;375(16):1552–1565. 5. Kendler DL, Lippa J, Rootman J. The initial clinical characteristics of Graves' orbitopathy vary with age and sex. Arch Ophthalmol. 1993;111(2):197-201.

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VIRIDIAN

TED Epidemiology in US and Europe Active TED moderate to severe 20K+ 35K+ Chronic TED moderate to severe 75K+ 150K+ More than 95K patients in US and 185K patients in Europe with moderate to severe TED = 1,000 estimated patients 8 Source: Viridian-sponsored market research

Large commercial opportunity in US and Europe

	Active TED moderate to severe	Chronic TED moderate to severe
US — Approved 2020	20-40%	~10%
UK / EU — Not approved	0%	0%

Estimated Tepezza market share

~$2B (2022)

Annual US sales 2 years following first product approval

$4B+

Estimated annual peak sales opportunity

New start market provides rare opportunity for a differentiated entrant to rapidly capture market share

Source: Horizon Therapeutics 4Q/FY22 & 3Q 22 earnings: peak US annual net sales of >$3B and ex-U.S. estimate of >$1B peak annual net sales; Viridian-sponsored market research

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VIRIDIAN

Viridian is focused on key factors to build a successful blockbuster product franchise in TED Best-in-class IV First / best-in-class product SC product Building a Active + Chronic Expand blockbuster TED prescriber base TED franchise US + ex-US Establish new treatment market access paradigms in TED and sales 10

Viridian is advancing a differentiated intravenous anti-IGF-1R antibody in TED Tepezza VRDN-001 (teprotumumab) 1 Full antagonist Partial antagonist Mechanism of Action Evaluating shortened,12-week / FDA approved for 21-week / 8 infusions Treatment regimen 5 infusions Starting dose of 10 mg/kg, remaining 7 Studying 10 mg/kg in Phase 3 trial Dose infusions at 20 mg/kg 30 minutes 60-90 minutes Infusion time 1. Zhao Y, et al. VRDN-001, a Full Antagonist Antibody to the Insulin-Like Growth Factor Receptor-1 (IGF-1R) in Development for Thyroid Eye Disease (TED), st Binds to a Distinct Epitope from Teprotumumab, 91 ATA, October 2022 11 VRDN-001 is an investigational therapy that is not approved for any use in any country.

VRDN-001 Phase 1/2 data in active TED 12

VRDN-001 Phase 1/2 proof-of-concept cohorts in patients with active TED Randomized, double-blind trial vs placebo Cohort 1 Active TED VRDN-001 10 mg/kg Q3W x 2 (n=6) 10 mg/kg results reported in • Clinical activity August 2022, presented at ATA 2022 Placebo (n=2) score (CAS) of ≥4 • Proptosis of ≥3 mm Cohort 2 VRDN-001 20 mg/kg Q3W x 2 (n=6) • Onset of symptoms 20 mg/kg results reported in November 2022 within past 12 Placebo (n=2) months Cohort 3 VRDN-001 3 mg/kg Q3W x 2 (n=9) 3 mg/kg results reported in January 2023 Placebo (n=1)* Randomization 3:1 13 *2 patients were randomized to the placebo arm with one patient in the 3 mg/kg cohort’s placebo arm discontinuing the study before week 6

Baseline patient characteristics in active TED cohorts VRDN-001 VRDN-001 VRDN-001 VRDN-001 Placebo (3, 10, and 20 mg/kg) 3 mg/kg 10 mg/kg 20 mg/kg n 9 21 6 6 5 Proptosis, mean (SEM) 23.1 (1.2) 23.7 (0.7) 24.8 (1.2) 23.6 (1.3) 22.8 (2) CAS, mean (SEM) 5.4 (0.4) 5.4 (0.2) 5.2 (0.3) 5.5 (0.4) 5.0 (0.5) Diplopia, n (%) 5 (56%) 13 (62%) 4 (67%) 4 (67%) 3 (60%) Diplopia, mean (SEM) 1.3 (0.4) 1.3 (0.3) 1.3 (0.5) 1.3 (0.4) 1.6 (0.7) Months since onset of TED signs/symptoms, mean (SEM) 7.4 (0.8) 7.3 (1.7) 6.9 (1.7) 7.7 (1.1) 7.0 (2.0) Age, years (SEM) 51.2 (4.8) 47 (3.3) 38.7 (5.2) 48.8 (7.0) 44.2 (4.3) Female, n (%) 8 (89%) 19 (90%) 4 (67%) 6 (100%) 3 (60%) 14 SEM = Standard error of the mean

VRDN-001 clinical activity observed in patients with active TED Signs Symptoms Improvement in Improvement in CAS and diplopia proptosis score Overall response: Proptosis: Proptosis: CAS: CAS: Diplopia: Signs + symptoms Responder rate Mean change by Score of 0 or 1 Mean change Complete exophthalmometry resolution* (Improvement in (% with ≥2mm (% achieving CAS of (change from proptosis & clinical reduction from 0 or 1 at week 6) baseline to week 6) (change from (% improved to a activity score) baseline to week 6) baseline to week 6) score of 0 at week 6) VRDN-001 67% 71% -2.3 mm 62% -4.1 54% (3, 10 or 20 mg/kg; week 6) n=21 3 mg/kg / 10 mg/kg / 20 mg/kg -2.7 -2.4 -1.7 56% 83% 67% 67% 83% 67% 67% 83% 33% -4.2 -4.3 -3.7 20% 75% 75% n=9 n=6 n=6 mm mm mm Clinical Activity Score (CAS) = a composite 0-7 scale scoring signs and symptoms of TED 15 *Diplopia was present at baseline in 13 out of 21 drug-treated patients; 4 in 10 mg/kg cohort, 4 in 20 mg/kg cohort and 5 in the 3 mg/kg cohort

Clinical activity observed at week 6 at all doses consistent with full target engagement in patients with active TED Individual proptosis change Individual CAS change TED IGF-1 (by exophthalmometer) (All Patients) 0 0 VRDN-001 3 mg/kg* n=5 0 VRDN-001 10 mg/kg n=6 8 VRDN-001 20 mg/kg n=6 Placebo n=5 -2 6 -2 -4 4 -4 -6 2 VRDN 3 mg/kg VRDN 3 mg/kg VRDN 10 mg/kg VRDN 10 mg/kg VRDN 20 mg/kg VRDN 20 mg/kg -8 0 -6 0 3 6 Time (weeks) IGF-1 data presented as mean ± SEM 16 *Preliminary 3 mg/kg plasma IGF-1 levels include n=5 at week 6 and n=9 at week 3 Change from baseline proptosis (mm) CAS change Plasma IGF-1 levels (fold above baseline)

Reported change in proptosis in all VRDN-001 treated compared to placebo from baseline to week 6 in patients with active TED Adj. mean proptosis change Individual proptosis change Mean proptosis change (by exophthalmometer) (by MRI**) (by MRI**) 2 1 1 Placebo * n=5 Placebo * 0 0 0 +0.03 mm n=3 * * -0.3 mm * MRI data were available for -1 -1 -2 5/5 placebo patients and VRDN-001 -2 16/21 VRDN-001 patients. -2 n=18 Placebo VRDN-001 -2.22 mm -4 VRDN-001 n=16 -3 -3 -2.76 mm -6 0 6 0 6 MRI data were available for 5/5 placebo patients and 16/21 VRDN-001 patients. Time (weeks) Time (weeks) VRDN-001 treated and placebo patients where *2 placebo patients and 3 VRDN-001 patients were proptosis responders by MRI data were available for 5/5 placebo patients and MRI did not confirm exophthalmometer response exophthalmometer, but response was not confirmed by MRI. 16/21 VRDN-001 patients. were excluded from this analysis. MRI data is preliminary as of December 2022 17 **Blinded, centrally-reviewed MRI data. All MRI images were reviewed centrally by two independent, masked readers. Change from baseline proptosis (mm) Change from baseline proptosis (mm) Change from baseline proptosis (mm)

Improvement in signs and symptoms as measured by CAS in patients with active TED Mean change in CAS Reduction in CAS CAS of 0 or 1 at week 6 (from baseline to week 6) (from baseline to week 6) 0 VRDN-001 Placebo -1 9/21 ≥5 43% 62% 62% Placebo -2 n=5 -1.75 16/21 76% ≥4 -3 19/21 2/5 -4≥3 90% 40% VRDN-001 20% 20% n=21 -4.10 -5 -100% -50% 0% 50% 100% 0 6 Placebo VRDN-001 n=21 n=5 Time (weeks) 18 Change from baseline score Responders

Safety profile across all active TED Phase 1/2 cohorts

No serious adverse events (SAEs), no infusion reactions, and no discontinuations in patients treated with VRDN-001

ADVERSE REACTIONS:	VRDN-001 3 mg/kg (n=9), n	VRDN-001 10 mg/kg (n=6), n	VRDN-001 20 mg/kg (n=6), n	Placebo (n=6), n
Muscle spasms	2	2	2**	-
Nausea	2	-	-	-
Alopecia	-	-	-	1
Diarrhea	1	2**	1*	-
Fatigue	-	1	-	3
Hyperglycemia	1	-	1*	-
Hearing impairment	1	1	-	-
Dysgeusia	-	-	1	-
Headache	2	1	1	2**
Dry skin	1	-	1	-
Infusion reactions	-	-	-	-

* Deemed unrelated to study drug by the masked investigator ** One patient deemed related and one patient deemed unrelated to study drug by the masked investigators
Data are as of data cut-off of December 19, 2022. Other AE that occurred in more than one patient and deemed related to study drug by masked investigators was acne (n=2). Instances were mild and did not require intervention. Muscle spasms were mild and did not require intervention; hearing impairment (n=2) resolved without intervention in both cases. Both patients with hyperglycemia were diabetic at baseline; in 1 case glucose variability was determined by masked PI to be unrelated to drug.

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VIRIDIAN

THRIVE Phase 3 trial design in patients with active TED Week 15 Double-Blind Treatment Period Primary Endpoint Analysis (15 weeks) Active TED VRDN-001 • CAS ≥3 10 mg/kg Q3W* • Proptosis of ≥3 mm (n=60) • Onset of active TED symptoms within Screening prior 15 months (up to 4 weeks) Randomization Placebo 2:1 (n=30) N=90 Proptosis Responder Rate Topline results expected in the middle of 2024 20 *Q3W = once every three-week dosing

VRDN-001 Phase 1/2 data in chronic TED 21

VRDN-001 Phase 1/2 trial design in patients with chronic TED

Randomized, double-blind trial vs placebo

Chronic TED

- Proptosis of ≥3 mm
- CAS 0-7
- Onset of TED symptoms >12 months prior

Cohort 1

VRDN-001 10 mg/kg Q3W x 2 (n=6)

Placebo (n = 2)

Cohort 2

VRDN-001 3 mg/kg Q3W x 2 (n=6*)

Placebo (n=3)

*In the 3 mg/kg dose cohort, seven patients were randomized to receive VRDN-001 and three patients were randomized to receive placebo. One patient randomized to receive VRDN-001 3mg/kg discontinued the trial due to leaving the country for a family emergency prior to receiving the second dose of VRDN-001, making six patients treated with VRDN-001 3 mg/kg evaluable for the week 6 clinical endpoint analyses.

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VIRIDIAN

Baseline patient characteristics in chronic TED cohorts VRDN-001 VRDN-001 VRDN-001 Placebo (10 and 3 mg/kg) 10 mg/kg 3 mg/kg n 6 12 6 5 Proptosis, mean (SEM) 23.4 (1.1) 22.2 (1.2) 21.1 (2.2) 25.0 (1.6) CAS, mean (SEM) 4.0 (1.0) 3.3 (0.8) 2.5 (1.1) 2.8 (0.8) Diplopia, n (%) 2 (33.3%) 5 (41.7%) 3 (50.0%) 2 (40%) Gorman Score, mean (SEM) 1.0 (0.6) 0.9 (0.4) 0.8 (0.4) 0.6 (0.4) Months since onset of TED signs/symptoms, mean (SEM) 94.0 (33.7) 96.0 (48.2) 92.0 (51.7) 194.4 (81.2) Age in years, mean (SEM) 53.0 (3.7) 50.7 (3.3) 48.3 (5.6) 49.4 (4.4) Female, n (%) 6 (100.0%) 10 (83.3%) 4 (66.7%) 5 (100.0%) 23 SEM = Standard error of the mean

VRDN-001 clinical activity observed in patients with chronic TED Symptoms Signs Improvement in Clinical Activity Improvement in proptosis Score (CAS) and diplopia score Proptosis: Proptosis: Proptosis: CAS: CAS: Diplopia: Responder rate Mean change by Mean change by Score of 0 or 1** Mean change** Complete exophthalmometry MRI* resolution*** (% with ≥2 mm (% achieving CAS of (baseline to week 6) reduction baseline to 0 or 1 at week 6) (baseline to week 6) (baseline to week 6) (% improved to a Patients CAS>0 at week 6) score of 0 at week 6) Excludes Patients baseline CAS=0 at baseline VRDN-001 42% -1.6 mm -2.0 mm 40% -2.3 0% (10 and 3 mg/kg; week 6) n=12 10 mg/kg / 3 mg/kg -1.8 -1.5 -1.5 -2.6 50% 33% 50% 33% -2.8 -2.0 0% 0% n=6 n=6 mm mm mm mm Preliminary data - *MRI available for 4/6 VRDN-001 10 mg/kg treated patients, 4/6 VRDN-001 3 mg/kg treated patients **2 patients with CAS of 0 at baseline excluded from calculation ***Includes only participants who had diplopia present at baseline. Diplopia was present at baseline in 5/12 VRDN-001 treated 24 patients; 2 in 3 mg/kg cohort, and 3 in 10 mg/kg cohort

Clinical activity observed at week 6 at both doses consistent with full target engagement in patients with chronic TED Individual CAS change Mean change in CAS* Individual proptosis change (All Patients) (Patients CAS > 0 at baseline) (by exophthalmometer) CAS at baseline 1 0 0 5 6 1 6 1 2 5 6 6 0 0 0 0 0 0 0 -1 -1 -1 -2 Placebo -2 n=5 -1.2 -3 -3 -2 VRDN-001 -4 -4 n=10 VRDN-001 3 mg/kg VRDN-001 3 mg/kg -2.3 VRDN-001 10 mg/kg VRDN-001 10 mg/kg -5 -3 -5 0 6 Time (weeks) *Includes patients with CAS > 0 at baseline only; 2 patients with CAS of 0 at baseline excluded from calculation, Baseline mean CAS 25 for patients > 0: Placebo = 2.8 and VRDN-001 treated patients = 4.0 Change from baseline proptosis (mm) Change from baseline score Change from baseline score

VRDN-001 proptosis reductions by exophthalmometer are consistent with centrally reviewed MRI Adjusted mean proptosis Individual proptosis change Mean proptosis change change (by MRI**) (by MRI**) (by exophthalmometer) 1 2 0.0 * * 0 0 -0.5 Placebo 0 n=5 Placebo * -0.2 mm n=3 -0.7 mm -1 -2 -1.0 -2 -4 -1.5 VRDN-001 VRDN-001 n=8 n=11 Placebo -2.0 mm -1.6 mm VRDN-001 -6 -3 -2.0 0 6 0 6 Time (weeks) Time (weeks) MRI data were available for 5/5 placebo patients and 8/12 VRDN-001 patients. VRDN-001 treated and placebo patients where MRI MRI data were available for 5/5 placebo patients and *2 placebo and 1 VRDN-001 treated participants were responders by did not confirm exophthalmometer response were 8/12 VRDN-001 treated patients. exophthalmometer, but were not confirmed by MRI excluded from this analysis. MRI data is preliminary. 26 **Blinded, centrally-reviewed MRI. All MRI images were reviewed centrally by two independent, masked readers. Change from baseline proptosis (mm) Change from baseline proptosis (mm) Change from baseline proptosis (mm)

Safety profile across all chronic TED cohorts Reported adverse events occurring in ≥ 10% of patients VRDN-001 Placebo 10 & 3 mg/kg (n=5), n (n=13*), n Back pain 2 (15%) 0 (0%) Muscle spasms 2 (15%) 0 (0%) Headache 1 (8%) 2 (40%) Ear discomfort 0 (0%) 1 (20%) Fatigue 0 (0%) 1 (20%) Flatulence 0 (0%) 1 (20%) Pruritus 0 (0%) 1 (20%) No serious adverse events (SAEs); no hearing impairment or hyperglycemia events Preliminary data are as of data cut-off of May 30, 2023. th *Though not evaluable at week 6 for clinical activity, the 7 patient randomized in the 3 mg/kg cohort who discontinued the trial prior to week 6 due to leaving the 27 country for a family emergency was followed for safety until their discontinuation.

Preliminary THRIVE-2 Phase 3 trial design in patients with chronic TED Week 15 Double-Blind Treatment Period Primary Endpoint Analysis (15 weeks) Chronic TED • Any CAS (0-7) VRDN-001 • Proptosis of ≥3 mm 10 mg/kg Q3W* • Onset of TED symptoms ≥15 Screening months (up to 4 weeks) Placebo Proptosis Responder Rate Trial initiation planned for 3Q23 with topline results expected by YE:24 28 *Q3W = once every three-week dosing

Subcutaneous TED Candidates 29

Viridian is developing multiple potential best-in- class subcutaneous (SC) programs in TED VRDN-001 SC VRDN-003 VRDN-002 Same binding domain Same extended half-life mutations Full antagonist Full antagonist Partial antagonist Mechanism of Action Expected to match or exceed ~10 to 11 days up to 43 days Half-life VRDN-002 Q1W or Q2W SC Q2W or Q4W SC Q2W or Q4W SC Administration 30 VRDN-001, -002, and -003 are investigational therapies that are not approved for any use in any country.

VRDN-001, VRDN-002, & VRDN-003 SC program progress • SC formulation work completed for all three SC programs at 150 mg/mL concentration allowing for administration of 300 mg / 2 mL • VRDN-003 IND filing submitted to FDA • VRDN-002 Phase 1 trial with single IV and single SC dose cohorts enrolled • VRDN-001 SC Phase 1 trial in healthy volunteers initiated and fully enrolled 31

Corporate priorities VRDN-001 IV • THRIVE-2 Phase 3 trial initiation in chronic TED planned for 3Q23 • THRIVE Phase 3 trial topline results in active TED expected mid-2024 • THRIVE-2 Phase 3 trial topline results in chronic TED expected by YE:24 VRDN-001, VRDN-002, & VRDN-003 SC programs • Pen device supply partnership expected in 2H23 • VRDN-001, VRDN-002, & VRDN-003 SC Phase 1 results in healthy volunteers expected in 4Q23 • Select lead SC program in TED expected by YE:23 • Selected lead SC program pivotal Phase 2/3 trial planned for mid-24 Pipeline expansion beyond TED • Introduce details around at least one preclinical program, VRDN-004, -005 or -006, in 2023 32

Plan to launch with a potentially best-in-class IV followed by a self-administered SC pen in TED VRDN-001 IV Potential best-in-class Q3W IV treatment for TED VRDN SC Potential first/best-in-class self-administered SC pen 2 33 33 * Pictures used for illustrative purposes only

Our long-term vision: building a fully- integrated biopharmaceutical Replicate drug development and company launch excellence in additional autoimmune and rare diseases Follow with potential first / best-in-class SC TED therapy Launch potential best-in-class IV TED therapy in US and ex-US Growth Potential 34

Appendix 35

Measuring proptosis change in TED Hertel Exophthalmometer Magnetic Resonance Imaging (MRI) • Most commonly used measure of • More precise measurement proptosis • Centrally read by 2 masked reviewers • Successfully used to in prior clinical • Exploratory measure to potentially trials in TED confirm and differentiate overall data findings Representative illustration of proptosis measurement by MRI 36

Evaluating symptoms of TED using clinical activity and diplopia scoring scales Clinical Activity Score (0 to 7 points) 0 1 2 3 4 5 6 7 No pain, redness, severity or swelling +1 point for Spontaneous Gaze evoked Eyelid swelling Eyelid erythema Conjunctival Chemosis Inflammation of each orbital pain orbital pain due to active redness due to caruncle or sign/symptom GO active GO plica Gorman Diplopia Score (0 to 3 points) severity 0 1 2 3 No diplopia Intermittent Inconstant Constant or gaze evoked Source: Bartalena L, et al. Eur Thyroid J 2016;5:926. 37 GO: Graves’ Orbitopathy, also known as thyroid eye disease, or TED.; Chemosis: Swelling of conjunctiva , which is the mucous membrane that covers the front of the eye and lines the inside of the eyelids; Caruncle: Small, pink, globular nodule at the inner corner (the medial canthus) of the eye; Plica: A small fold of bulbar conjunctiva on the medial canthus of the eye .